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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  July 7, 2003
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                     Transcontinental Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)




Nevada                                   1-9240                  94-6565852
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(State or other jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)




              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code  469-522-4200
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On September 17, 2001, American Realty Trust, Inc., a Georgia corporation ("ART"), ART Williamsburg, Inc., a Nevada corporation ("AWI"), Basic Capital Management, Inc., a Nevada corporation ("BCM"), and EQK Holdings, Inc., a Nevada corporation ("EQK") obtained a $30,000,000 loan from Sunset Management, LLC ("Sunset"). The initial maturity date of the loan was September 17, 2002, and the borrowers were entitled to a one-year extension of the loan to September 17, 2003 for a pay-down of the outstanding principal balance to $15,000,000. As part of the collateral for the loan, EQK pledged 2,129,701 Shares of Common Stock of Transcontinental Realty Investors, Inc. ("TCI"), BCM pledged 920,507 Shares of TCI Common Stock and ART pledged 472,097 Shares of TCI Common Stock, and at February 25, 2002, ART pledged an additional 150,000 Shares of TCI Common Stock. The total of 3,672,305 Shares pledged (approximately 45% of the total outstanding Shares) were held by Commonwealth Land Title as "Pledge Holder" ("Commonwealth"). The loan was also secured by a lien on real property owned by AWI and a security agreement covering certain accounts receivable and other personalty owned by BCM and two other entities. Pursuant to the loan documents, Sunset advanced approximately $30,000,000 to EQK and BCM. Sunset orally agreed in September 2002 to extend the maturity date of the loan and accept substitute collateral for the Shares of TCI Common Stock after a pay-down of $15,000,000 which was made by the Borrowers. Sunset did not honor the agreement, which resulted in litigation filed in Texas state court during October 2002, styled American Realty Trust, Inc., ART Williamsburg, Inc., Basic Capital Management, Inc. and EQK Holdings, Inc. v. Sunset Management, LLC, et al., Cause No. 02-09433-I pending in the 162nd Judicial District Court of Dallas County, Texas (the "Texas Litigation").

         The Texas Litigation alleges breach of contract, misrepresentation, breach of duty of good faith and fair dealing and slander of title by Sunset and seeks certain declaratory relief against Sunset as well as a temporary and permanent anti-suit injunction against Sunset.

         During January 2003, without notice to the plaintiffs in the Texas Litigation, Sunset instituted an action in a federal district court in Las Vegas, Nevada against Commonwealth seeking disposition of the TCI Common Stock held by Commonwealth as Pledge Holder. On January 31, 2003, after a Temporary Restraining Order was issued in the Texas Litigation, and after Commonwealth filed an inter-pleader action in the Texas Litigation, Sunset instigated a separate lawsuit against Borrowers and others including TCI in state court in Nevada styled Sunset Management, LLC v. American Realty Trust, Inc., et al., Case No. A462587 pending in the District Court of Clark County, Nevada (the "Nevada Litigation"). On February 12, 2003, the Nevada state court held a hearing on Sunset's request for emergency relief and denied all Sunset's requested relief and indicated that a stay of the Nevada Litigation may be appropriate, which stay of litigation (including claims against TCI) was granted on May 2, 2003. Notwithstanding the stay of the Nevada Litigation, Sunset continues to seek to relitigate the underlying fact issues already determined in the Texas Litigation and the Nevada Litigation through cross-claims and counterclaims in the Texas Litigation and a renewed motion for preliminary injunction and appointment of receiver over TCI in the Nevada Litigation.


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         Sunset has sought expedited relief and an expedited hearing of the
Texas Litigation which the court has refused to grant. The matter is currently set for a jury trial on December 8, 2003. In addition, the borrowers on the loan have sought to tender cash collateral to the court in lieu of the TCI Stock, which motion has not been ruled upon. TCI has only recently been added to the Texas Litigation as a party.

         Even though the relief sought by Sunset in the Texas Litigation and the Nevada Litigation has either been denied or stayed, on June 10, 2003, an attorney representing Sunset appeared at the Annual Meeting of Stockholders of TCI attempting to vote 3,673,115 Shares of Common Stock of TCI under purported irrevocable proxies against the election of the four directors nominated in favor of the election of four affiliates of Sunset that Sunset seeks to nominate to serve as directors of TCI. The Inspector of Election at the Annual Meeting advised that Sunset's attempt to exercise voting rights under proxies for the 3,673,115 Shares was improper and would not be allowed, advising that EQK, BCM and ART held the absolute right to vote the 3,673,115 Shares of TCI Common Stock so long as there was no event of default under the Sunset loan agreement. The Inspector of Election also observed at the Stockholders meeting that no evidence was before the Inspector from a court of law finding an event of default had occurred with respect to the Sunset loan documents, and therefore, such proxies would not be honored at that time. Subsequently, representatives of Sunset delivered on July 7, 2003 to TCI a form captioned Schedule 13D for an event occurring June 10, 2003, making certain disclosures, including an allegation that "Sunset acquired voting rights to 3,673,115 Shares of TCI to protect the value of Sunset's security interest in the 3,673,115 Shares of TCI pledged as collateral for . . . obligations to Sunset." Actually, only 3,672,305 shares of TCI Common Stock were pledged [810 Shares less than Sunset alleges]. Such
Schedule 13D also provides that "Sunset plans to foreclose on the pledged TCI Shares as soon as possible." Such Schedule 13D advises that "Sunset would prefer to replace the four management directors [of TCI] with neutral individuals . . . or if neutral individuals are unavailable, Sunset intends to nominate and [vote] for the election of affiliates of Sunset as directors of TCI on an interim basis until neutral individuals with satisfactory backgrounds and knowledge can be elected as directors."


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: July 23, 2003.                TRANSCONTINENTAL REALTY INVESTORS, INC.



                                    By:  /s/ Robert A. Waldman
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                                         Robert A. Waldman, Senior Vice
                                         President, General Counsel and
                                         Secretary


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